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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------

                                    FORM 8-K
                                 CURRENT REPORT
                                    PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                 Quarterly Report Under Section 13 or 15 (d) of
                         Securities Exchange Act of 1934

       Date of report (date of earliest event reported) November 22, 2006
                       Commission File Number: 333-117114

                         COMLINK COMMUNICATIONS COMPANY
                         ------------------------------
               (Exact Name of Issuer as Specified in Its Charter)

        Nevada                         4813                       30-0220588
----------------------      -------------------------         ------------------
State of Incorporation           Primary Standard              I.R.S. Employer
                            Industrial Classification         Identification No.
                                  Code Number #

                             4127 S. Lamonte Street
                            Spokane, Washington 99203
                                 (509) 482-1159
     (Address and Telephone Number of Issuer's Principal Executive Offices)

                         ComLink Communications Company
                             4127 S. Lamonte Street
                            Spokane, Washington 99203
                                 (509) 482-1159
                 (Name, Address, and Telephone Number of Agent)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation for the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01 Other Events

On November 22, 2006, the Board of Directors voted and approved for a 2:1 forward split of its common shares of stock. The split will be effective for all shareholders of record on November 22, 2006. After giving effect to this forward split, the Company will have a total of 63,360,000 shares issued and outstanding.


SIGNATURES
In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                           ComLink Communications Company.


Date: November 22, 2006                    By: /s/ Daniel Brailey
                                           -------------------------------------
                                           Daniel Brailey
                                           Chief Executive Officer



















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